SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF (ACSG)
Effective August 18, 2021, Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF has changed its investment strategy and its name and is no longer offered by this Prospectus or Statement of Additional Information, each dated December 18, 2020, as supplemented. All references to Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF are hereby removed from this Prospectus and Statement of Additional Information.
Effective August 18, 2021, Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF is known as Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF and is offered in a separate Prospectus and Statement of Additional Information, each dated August 18, 2021.
You can find the fund’s current Prospectus and Statement of Additional Information online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com or by calling 1-855-329-3837, or you can ask your financial representative.
Please Retain This Supplement for Future Reference
August 18, 2021
PRO_SAISTKR21-41